UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2024

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1717 McKinney Avenue, Suite 1000
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 8, 2024, Landsea Homes Corporation, a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (as amended, the “Purchase Agreement”) with Antares Acquisition, LLC, a Texas limited liability company (“Antares”), and the individuals and entities identified in the Purchase Agreement as sellers (collectively, the “Sellers”), pursuant to which the Company agreed to acquire all of the outstanding membership interests of Antares for an aggregate cash purchase price of $185.0 million, subject to certain post-closing adjustments with respect to transaction expenses and total shareholders’ equity, in each case, as further described in the Purchase Agreement.

On February 9, 2024, the Company entered into that certain Amendment to Membership Interest Purchase Agreement (the “Amendment”) with Antares and the Sellers, which amended the Purchase Agreement to, among other things, (i) extend the outside date to either (a) April 1, 2024 or (b) May 1, 2024, as such date is elected by the Company; (ii) provide for an additional deposit of $15.0 million paid by the Company to the Sellers, to be distributed or refunded in accordance with the terms of the Amendment, and (iii) provide for reimbursement by the Company of certain fees and expenses of the Sellers.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Membership Interest Purchase Agreement, dated February 9, 2024, by and among Landsea Homes Corporation, Antares Acquisition, LLC, and the sellers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: February 12, 2024	By:	/s/ Kelly Rentzel
Name: Kelly Rentzel
Title: General Counsel